Representations and Warranties Obligations and Corporate Guarantees	12 Months Ended
Dec. 31, 2015
Representations and Warranties Obligations and Corporate Guarantees [Abstract]
Representations and Warranties Obligations and Corporate Guarantees
Representations and Warranties Obligations and Corporate Guarantees
Background
The Corporation securitizes first-lien residential mortgage loans generally in the form of RMBS guaranteed by the GSEs or by GNMA in the case of FHA-insured, VA-guaranteed and Rural Housing Service-guaranteed mortgage loans, and sells pools of first-lien residential mortgage loans in the form of whole loans. In addition, in prior years, legacy companies and certain subsidiaries sold pools of first-lien residential mortgage loans and home equity loans as private-label securitizations (in certain of these securitizations, monoline insurers or other financial guarantee providers insured all or some of the securities) or in the form of whole loans. In connection with these transactions, the Corporation or certain of its subsidiaries or legacy companies made various representations and warranties. These representations and warranties, as set forth in the agreements, related to, among other things, the ownership of the loan, the validity of the lien securing the loan, the absence of delinquent taxes or liens against the property securing the loan, the process used to select the loan for inclusion in a transaction, the loan’s compliance with any applicable loan criteria, including underwriting standards, and the loan’s compliance with applicable federal, state and local laws. Breaches of these representations and warranties have resulted in and may continue to result in the requirement to repurchase mortgage loans or to otherwise make whole or provide other remedies to the GSEs, U.S. Department of Housing and Urban Development (HUD) with respect to FHA-insured loans, VA, whole-loan investors, securitization trusts, monoline insurers or other financial guarantors as applicable (collectively, repurchases). In all such cases, subsequent to repurchasing the loan, the Corporation would be exposed to any credit loss on the repurchased mortgage loans after accounting for any mortgage insurance (MI) or mortgage guarantee payments that it may receive.
The liability for representations and warranties exposures and the corresponding estimated range of possible loss are based upon currently available information, significant judgment, and a number of factors and assumptions, including those discussed in Liability for Representations and Warranties and Corporate Guarantees in this Note, that are subject to change. Changes to any one of these factors could significantly impact the liability for representations and warranties exposures and the corresponding estimated range of possible loss and could have a material adverse impact on the Corporation’s results of operations for any particular period. Given that these factors vary by counterparty, the Corporation analyzes representations and warranties obligations based on the specific counterparty, or type of counterparty, with whom the sale was made.
Settlement Actions
The Corporation has vigorously contested any request for repurchase where it has concluded that a valid basis for repurchase does not exist and will continue to do so in the future. However, in an effort to resolve legacy mortgage-related issues, the Corporation has reached bulk settlements, including various settlements with the GSEs, and including settlement amounts which have been significant, with counterparties in lieu of a loan-by-loan review process. These bulk settlements generally did not cover all transactions with the relevant counterparties or all potential claims that may arise, including in some instances securities law, fraud and servicing claims, which may be addressed separately. The Corporation’s liability in connection with the transactions and claims not covered by these settlements could be material to the Corporation’s results of operations or liquidity for any particular reporting period. The Corporation may reach other settlements in the future if opportunities arise on terms it believes to be advantageous. However, there can be no assurance that the Corporation will reach future settlements or, if it does, that the terms of past settlements can be relied upon to predict the terms of future settlements. The following provides a summary of the settlement with The Bank of New York Mellon (BNY Mellon); the conditions of the settlement have now been fully satisfied.
Settlement with the Bank of New York Mellon, as Trustee
On April 22, 2015, the New York County Supreme Court entered final judgment approving the BNY Mellon Settlement. In October 2015, BNY Mellon obtained certain state tax opinions and an IRS private letter ruling confirming that the settlement will not impact the real estate mortgage investment conduit tax status of the trusts. The final conditions of the settlement have been satisfied and, accordingly, the Corporation made the settlement payment to BNY Mellon of $8.5 billion in February 2016. Pursuant to the settlement agreement, allocation and distribution of the $8.5 billion settlement payment is the responsibility of the RMBS trustee, BNY Mellon. On February 5, 2016, BNY Mellon filed an Article 77 proceeding in the New York County Supreme Court asking the court for instruction with respect to certain issues concerning the distribution of each trust’s allocable share of the settlement payment and asking that the settlement payment be ordered to be held in escrow pending the outcome of this Article 77 proceeding. The Corporation is not a party to this proceeding.
Unresolved Repurchase Claims
Unresolved representations and warranties repurchase claims represent the notional amount of repurchase claims made by counterparties, typically the outstanding principal balance or the unpaid principal balance at the time of default. In the case of first-lien mortgages, the claim amount is often significantly greater than the expected loss amount due to the benefit of collateral and, in some cases, MI or mortgage guarantee payments. Claims received from a counterparty remain outstanding until the underlying loan is repurchased, the claim is rescinded by the counterparty, the Corporation determines that the applicable statute of limitations has expired, or representations and warranties claims with respect to the applicable trust are settled, and fully and finally released. When a claim is denied and the Corporation does not receive a response from the counterparty, the claim remains in the unresolved repurchase claims balance until resolution in one of the ways described above. Certain of the claims that have been received are duplicate claims which represent more than one claim outstanding related to a particular loan, typically as the result of bulk claims submitted without individual file reviews.

The table below presents unresolved repurchase claims at December 31, 2015 and 2014. The unresolved repurchase claims include only claims where the Corporation believes that the counterparty has the contractual right to submit claims. The unresolved repurchase claims predominantly relate to subprime and pay option first-lien loans and home equity loans. For additional information, see Private-label Securitizations and Whole-loan Sales Experience in this Note and Note 12 – Commitments and Contingencies.

Unresolved Repurchase Claims by Counterparty, net of duplicate claims

	December 31
(Dollars in millions)	2015	2014 (1)
By counterparty
Private-label securitization trustees, whole-loan investors, including third-party securitization sponsors and other (2, 3)	$16,748	$21,276
Monolines (4)	1,599	1,511
GSEs	17	59
Total unresolved repurchase claims by counterparty, net of duplicate claims	$18,364	$22,846

(1)
The December 31, 2014 amounts have been updated to reflect additional claims submitted in the fourth quarter of 2014 from a single monoline, currently pursuing litigation, and addressed by the Corporation in 2015 pursuant to an existing litigation schedule. For more information on bond insurance litigation, see Note 12 – Commitments and Contingencies.

(2)	Includes $11.9 billion and $13.8 billion of claims based on individual file reviews and $4.8 billion and $7.5 billion of claims submitted without individual file reviews at December 31, 2015 and 2014.

(3)	The total notional amount of unresolved repurchase claims does not include repurchase claims related to the trusts covered by the BNY Mellon Settlement.

(4)	At December 31, 2015, substantially all of the unresolved monoline claims are currently the subject of litigation with a single monoline insurer and predominately pertain to second-lien loans.
During 2015, the Corporation received $3.7 billion in new repurchase claims including $2.9 billion of claims submitted without individual loan file reviews. During 2015, $8.1 billion in claims were resolved, including $7.4 billion which are deemed resolved as a result of the New York Court of Appeals decision in Ace Securities Corp. v. DB Structure Products, Inc. (ACE). Of the remaining unresolved monoline claims, substantially all of the claims pertain to second-lien loans and are currently the subject of litigation with a single monoline insurer. There may be additional claims or file requests in the future.
In addition to the unresolved repurchase claims in the Unresolved Repurchase Claims by Counterparty, net of duplicate claims table, the Corporation has received notifications from sponsors of third-party securitizations with whom the Corporation engaged in whole-loan transactions indicating that the Corporation may have indemnity obligations with respect to loans for which the Corporation has not received a repurchase request. These outstanding notifications totaled $1.4 billion and $2.0 billion at December 31, 2015 and 2014.
The Corporation also from time to time receives correspondence purporting to raise representations and warranties breach issues from entities that do not have contractual standing or ability to bring such claims. The Corporation believes such communications to be procedurally and/or substantively invalid, and generally does not respond.
The presence of repurchase claims on a given trust, receipt of notices of indemnification obligations and receipt of other communications, as discussed above, are all factors that inform the Corporation’s liability for representations and warranties and the corresponding estimated range of possible loss.
Government-sponsored Enterprises Experience
As a result of various bulk settlements with the GSEs, the Corporation has resolved substantially all outstanding and potential representations and warranties repurchase claims on whole loans sold by legacy Bank of America and Countrywide to FNMA and FHLMC through June 30, 2012 and December 31, 2009, respectively. As of December 31, 2015, the notional amount of unresolved repurchase claims submitted by the GSEs was $14 million for loans originated prior to 2009.
Private-label Securitizations and Whole-loan Sales Experience
Prior to 2009, legacy companies and certain subsidiaries sold pools of first-lien residential mortgage loans and home equity loans as private-label securitizations or in the form of whole loans. In connection with these transactions, the Corporation or certain of its subsidiaries or legacy companies made various representations and warranties. When the Corporation provided representations and warranties in connection with the sale of whole loans, the whole-loan investors may retain the right to make repurchase claims even when the loans were aggregated with other collateral into private-label securitizations sponsored by the whole-loan investors. In other third-party securitizations, the whole-loan investors’ rights to enforce the representations and warranties were transferred to the securitization trustees. Private-label securitization investors generally do not have the contractual right to demand repurchase of loans directly or the right to access loan files directly.
In private-label securitizations, the applicable contracts provide that investors meet certain presentation thresholds to issue a binding direction to a trustee to assert repurchase claims. However, in certain circumstances, the Corporation believes that trustees have presented repurchase claims without requiring investors to meet contractual voting rights thresholds. New private-label claims are primarily related to repurchase requests received from trustees for private-label securitization transactions not included in the BNY Mellon Settlement.
On June 11, 2015, the New York Court of Appeals, New York’s highest appellate court, issued its opinion in the ACE case, holding that, under New York law the six-year statute of limitations starts to run at the time the representations and warranties are made, not the date when the repurchase demand was denied. In addition, the Court of Appeals held that compliance with the contractual notice and cure period was a pre-condition to filing suit, and claims that did not comply with such contractual requirements prior to the expiration of the statute of limitations period were invalid. While no entity affiliated with the Corporation was a party to this litigation, the vast majority of the private-label RMBS trusts into which entities affiliated with the Corporation sold loans and made representations and warranties are governed by New York law, and the ACE decision should therefore apply to representations and warranties claims and litigation brought on those RMBS trusts. A significant number of representations and warranties claims and lawsuits brought against the Corporation have involved claims where the statute of limitations has expired under the ACE decision and are therefore time-barred. The Corporation treats time-barred claims as resolved and no longer outstanding; however, while post-ACE case law is in early stages, investors or trustees have sought to distinguish certain aspects of the ACE decision or to assert other claims against other RMBS counterparties seeking to avoid or circumvent the impact of the ACE decision. For example, institutional investors have filed lawsuits against trustees based upon alleged contractual, statutory and tort theories of liability and alleging failure to pursue representations and warranties claims and servicer defaults. The potential impact on the Corporation, if any, of such alternative legal theories or assertions, judicial limitations on the ACE decision, or claims seeking to distinguish or avoid the ACE decision is unclear at this time. For more information on repurchase demands, see Unresolved Repurchase Claims in this Note.
The private-label securitization agreements generally require that counterparties have the ability to both assert a representations and warranties claim and to actually prove that a loan has an actionable defect under the applicable contracts. While the Corporation believes the agreements for private-label securitizations generally contain less rigorous representations and warranties and place higher burdens on claimants seeking repurchases than the express provisions of comparable agreements with the GSEs, the agreements generally include a representation that underwriting practices were prudent and customary. In the case of private-label securitization trustees and third-party sponsors, there is currently no established process in place for the parties to reach a conclusion on an individual loan if there is a disagreement on the resolution of the claim. Private-label securitization investors generally do not have the contractual right to demand repurchase of loans directly or the right to access loan files directly. For more information on repurchase demands, see Unresolved Repurchase Claims in this Note.
At December 31, 2015 and 2014, for loans originated between 2004 and 2008, the notional amount of unresolved repurchase claims, net of duplicated claims, submitted by private-label securitization trustees, whole-loan investors, including third-party securitization sponsors, and others was $16.7 billion and $21.2 billion. These repurchase claims at December 31, 2015 exclude claims in the amount of $7.4 billion where the statute of limitations has expired without litigation being commenced. At December 31, 2014, time-barred claims of $5.2 billion were included in unresolved repurchase claims. The notional amount of unresolved repurchase claims at both December 31, 2015 and 2014 includes $3.5 billion of claims related to loans in specific private-label securitization groups or tranches where the Corporation owns substantially all of the outstanding securities.
The overall decrease in the notional amount of outstanding unresolved repurchase claims in 2015 is primarily due to the impact of time-barred claims under the ACE decision, partially offset by new claims from private-label securitization trustees. Outstanding repurchase claims remain unresolved primarily due to (1) the level of detail, support and analysis accompanying such claims, which impact overall claim quality and, therefore, claims resolution and (2) the lack of an established process to resolve disputes related to these claims.
The Corporation reviews properly presented repurchase claims on a loan-by-loan basis. Claims that are time-barred are treated as resolved. If, after the Corporation’s review of timely claims, it does not believe a claim is valid, it will deny the claim and generally indicate a reason for the denial. When the counterparty agrees with the Corporation’s denial of the claim, the counterparty may rescind the claim. When there is disagreement as to the resolution of the claim, meaningful dialogue and negotiation between the parties are generally necessary to reach a resolution on an individual claim. When a claim has been denied and the Corporation does not hear from the counterparty for six months, the Corporation views these claims as inactive; however, they remain in the outstanding claims balance until resolution in one of the manners described above. In the case of private-label securitization trustees and third-party sponsors, there is currently no established process in place for the parties to reach a conclusion on an individual loan if there is a disagreement on the resolution of the claim. The Corporation has performed an initial review with respect to substantially all of these claims and, although the Corporation does not believe a valid basis for repurchase has been established by the claimant, it considers such claims activity in the computation of its liability for representations and warranties.
Monoline Insurers Experience
During 2015, the Corporation had limited loan-level representations and warranties repurchase claims experience with the monoline insurers due to settlements with several monoline insurers and ongoing litigation with a single monoline insurer. To the extent the Corporation received repurchase claims from the monolines that were properly presented, it generally reviewed them on a loan-by-loan basis. Where the Corporation agrees that there has been a breach of representations and warranties given by the Corporation or subsidiaries or legacy companies that meets contractual requirements for repurchase, settlement is generally reached as to that loan within 60 to 90 days. For more information related to the monolines, see Note 12 – Commitments and Contingencies.
Liability for Representations and Warranties and Corporate Guarantees
The liability for representations and warranties and corporate guarantees is included in accrued expenses and other liabilities on the Consolidated Balance Sheet and the related provision is included in mortgage banking income in the Consolidated Statement of Income. The liability for representations and warranties is established when those obligations are both probable and reasonably estimable.

The Corporation’s representations and warranties liability and the corresponding estimated range of possible loss at December 31, 2015 considers, among other things, implied repurchase experience based on the BNY Mellon Settlement, adjusted to reflect differences between the trusts covered by the settlement and the remainder of the population of private-label securitizations where the statute of limitations for representations and warranties claims has not expired. Since the securitization trusts that were included in the BNY Mellon Settlement differ from those that were not included in the BNY Mellon Settlement, the Corporation adjusted the repurchase experience implied in the settlement in order to determine the representations and warranties liability and the corresponding estimated range of possible loss.
The table below presents a rollforward of the liability for representations and warranties and corporate guarantees.

Representations and Warranties and Corporate Guarantees

(Dollars in millions)	2015	2014
Liability for representations and warranties and corporate guarantees, January 1	$12,081	$13,282
Additions for new sales	6	8
Net reductions	(722)	(1,892)
Provision (benefit)	(39)	683
Liability for representations and warranties and corporate guarantees, December 31 (1)	$11,326	$12,081

(1)	In February 2016, the Corporation made an $8.5 billion settlement payment to BNY Mellon as part of the BNY Mellon Settlement.
The representations and warranties liability represents the Corporation’s estimate of probable incurred losses as of December 31, 2015. However, it is reasonably possible that future representations and warranties losses may occur in excess of the amounts recorded for these exposures.
Estimated Range of Possible Loss
The Corporation currently estimates that the range of possible loss for representations and warranties exposures could be up to $2 billion over existing accruals at December 31, 2015. The Corporation treats claims that are time-barred as resolved and does not consider such claims in the estimated range of possible loss. The estimated range of possible loss reflects principally exposures related to loans in private-label securitization trusts. It represents a reasonably possible loss, but does not represent a probable loss, and is based on currently available information, significant judgment and a number of assumptions that are subject to change.
The liability for representations and warranties exposures and the corresponding estimated range of possible loss do not consider certain losses related to servicing (except as such losses are included as potential costs of the BNY Mellon Settlement), including foreclosure and related costs, fraud, indemnity, or claims (including for RMBS) related to securities law or monoline insurance litigation. Losses with respect to one or more of these matters could be material to the Corporation’s results of operations or liquidity for any particular reporting period.
Future provisions and/or ranges of possible loss for representations and warranties may be significantly impacted if actual experiences are different from the Corporation’s assumptions in predictive models, including, without limitation, the actual repurchase rates on loans in trusts not settled as part of the BNY Mellon settlement which may be different than the implied repurchase experience, estimated MI rescission rates, economic conditions, estimated home prices, consumer and counterparty behavior, the applicable statute of limitations, potential indemnity obligations to third parties to whom the Corporation has sold loans subject to representations and warranties and a variety of other judgmental factors. Adverse developments with respect to one or more of the assumptions underlying the liability for representations and warranties and the corresponding estimated range of possible loss could result in significant increases to future provisions and/or the estimated range of possible loss.
Cash Payments
During 2015 and 2014, excluding amounts paid in bulk settlements, the Corporation made loan repurchases and indemnification payments totaling $229 million and $496 million, respectively for first-lien and home equity loan repurchases and indemnification payments to reimburse investors or securitization trusts. The payments resulted in realized losses of $128 million and $334 million in 2015 and 2014 on unpaid principal amounts of $587 million and $857 million, respectively.
In February 2016, the Corporation made an $8.5 billion settlement payment to BNY Mellon as part of the BNY Mellon Settlement.